Putnam
Dividend
Income
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

6-30-99


[LOGO: BOSTON * LONDON * TOKYO]



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The preferred stocks in which Putnam Dividend Income Fund invests have traditionally been the province of banks, heavy industry, and public utilities. In today's challenging market conditions, however, companies in other industries have also begun to raise capital by issuing preferreds. The result has been a welcome inflow of new securities to a market that has seen shrinking issuance in recent years.

The new source of supply has provided both opportunity and challenge for Fund Manager Jeanne Mockard. Opportunity came during the fiscal year ended June 30, 1999, through an increasing number of issues from the oil and gas industry. Based on Jeanne's extensive experience, backed by Putnam's equity research staff, she identified potential opportunities and then acted upon them.

In the following report, Jeanne discusses this and other strategies she employed during fiscal 1999 and then comments on prospects for the year ahead.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
August 18, 1999



Report from the Fund Manager

Jeanne L. Mockard

During Putnam Dividend Income Fund's fiscal year, which ended June 30, 1999, the world's securities markets delivered widely divergent results in a generally volatile environment. The preferred securities your fund invests in echoed, to some extent, the movements of stock and bond markets during the year.

Because they are fixed-income securities, preferred stocks are generally more sensitive to changing interest rates than to equity prices. Since your fund had a relatively long duration, it benefited from the fall's bond price rally. But stock market trends also affect the performance of preferred securities, since prices of preferreds tend to reflect the performance of the issuing companies' underlying common stock. During the period, the stock market plunged and then made a rapid recovery. Three separate cuts by the Federal Reserve Board reduced short-term interest rates early in the period. However, the Fed shifted toward a tightening stance toward the end of your fund's fiscal year. This challenging environment for preferred securities was reflected in your fund's performance for the 12 months ended June 30, 1999.

Total return for 12 months ended 6/30/99

     Net asset value     Market price
--------------------------------------------------------------------
          0.34%             -2.70%
--------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 6.


* VARIOUS TYPES OF PREFERREDS OFFER OPPORTUNITY

Your fund has the flexibility to change its weighting among different types of preferred stocks. Perpetual preferreds offer the best opportunity when interest rates are trending down because they offer a fixed rate of return with no maturity date. As interest rates rise, adjustable-rate preferreds (ARPs) often offer a more defensive strategy. These tend to be relatively stable in price because the rates they pay are adjusted at specified intervals (usually six months). A third type, sinking-fund preferred stocks, or sinkers, also have fixed rates, but they are retired on a predetermined schedule. As such, they behave somewhat like intermediate-term bonds and are appropriate when pursuing a neutral strategy. As the fund began its fiscal year, our portfolio strategy focused on protecting the valuable perpetual preferred positions while holding a portion of adjustable-rate preferreds to help provide some cushion against rising interest rates.


[GRAPHIC OMITTED: horizontal bar chart COMPARATIVE PORTFOLIO COMPOSITION]

COMPARATIVE PORTFOLIO COMPOSITION*

                      6/30/98                 6/30/99

Perpetual
preferreds             74.9%                  82.2%

Adjustable-rate
preferreds             15.2%                   8.9%

Sinking-fund
preferreds              5.7%                   4.5%

Convertible
preferreds              3.0%                   2.6%

Short-term
securities              1.2%                   1.1%

Footnote reads:
*Based on net assets as of 6/30/98 and 6/30/99. Holdings will vary over time.


* CAREFUL MONITORING OF PROSPECTIVE CALLS HELPS PROTECT INCOME STREAM

Companies typically issue perpetual-rate preferreds when they wish to raise capital without increasing debt levels or issuing new common equity. If conditions improve, companies are likely to call in their preferreds as soon as their terms allow.

Consequently, we continually monitor holdings that may be called within the next several months and search for new buying opportunities. Our goal is to stagger trades as each call date approaches, selling the securities before they are called and redeploying assets in securities with more distant call dates to avoid interrupting the fund's income stream. During the fiscal year, we eliminated the fund's holdings in Boise Cascade and reduced the fund's holdings in Ford Motor Company in anticipation of calls. In such cases, we often reinvested proceeds in other preferreds issued by the same company, but we also looked for attractive new issues.

* NEW INDUSTRIES PROVIDE NEW OPPORTUNITIES

Historically companies in the financial and public utilities sectors have been the primary issuers of preferred securities, and these kinds of companies continue to make up a large percentage of the fund's portfolio. More recently, companies in other industries have also begun to issue preferreds to raise capital under challenging conditions. For example, IBM issued preferred stock when it was experiencing difficulties, resulting in a rewarding opportunity. This trend has also spread to the oil and gas industries.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Merrill Lynch & Co., Inc. Series A, $2.25 deposit-shares cumulative preferred
Financial services

El Paso Tennessee Pipeline Co.
Series A, $4.125 cumulative preferred
Oil and gas

Duke Power Co. Series W, $7.00 cumulative preferred
Electric utilities

General Motors Corp. Series G,
$2.28 preferred
Automobiles

Baltimore Gas & Electric Co.
Series 95, $6.99 cumulative preferred
Combined utilities

Chase Manhattan Corp. Series L, $4.50 cumulative adjustable-rate preferred
Banks

Peco Energy
$7.48 cumulative preferred
Electric utilities

Lehman Brothers Holding, Inc.
$5.00 convertible preferred
Financial services

Alabama Power Co.
$1.30 cumulative preferred
Electric utilities

Fleet Financial Group, Inc.
Series E, $2.338 deposit-shares
cumulative preferred
Banks

Footnote reads:
These holdings represent 34.4% of the fund's net assets as of 6/30/99. Portfolio holdings will vary over time.


Last winter's unseasonably warm weather in the Northeast and Midwest helped to swell oil and gas supplies early in the period. In addition, financial crises overseas dampened worldwide demand, especially in formerly fast-growing Asian markets. As a result, several solid, well-managed energy companies issued preferred stock -- a welcome change, since new preferred stock issuance has slowed in recent years. We tapped into Putnam's expertise in this sector to take advantage of opportunities in attractively priced preferred stocks of oil and gas companies.

During the period, we also took advantage of attractive utility issues. One example is Baltimore Gas & Electric Company, a member of Constellation Energy Group. Baltimore Gas & Electric provides electricity to more than
1.1 million customers in Baltimore and central Maryland. It delivers natural gas to more than 565,000 Maryland customers and develops and operates generation projects in the United States and Latin America. The company has recently benefited from favorable deregulation legislation and operates in a territory that we believe offers substantial growth rates. Although this holding was viewed favorably at the end of the period, all holdings are subject to review and adjustment in accordance with the fund's investment strategy and will vary in the future.


"Putnam's combination of knowledge and buying power is invaluable in helping us identify and capture opportunities when companies come to the preferred markets for capital."

-- Jeanne L. Mockard, manager, Putnam Dividend Income Fund


* SHAREHOLDERS WELL SERVED BY PUTNAM'S SIZE AND EXPERTISE

Putnam Investments has an edge in the preferred markets because we are one of the biggest players and have access to extensive research. This combination of knowledge and buying power is invaluable in helping us identify and capture opportunities when companies come to the preferred markets for capital.

Our expertise helped us to meet your fund's 100% goal of dividends-received-deduction (DRD) status for federal income tax purposes. Other companies operate on the promise that in this limited market, they will do the best they can to seek qualified dividends. We are able to hold paper for the required period (or longer), and most of the holdings are domestic. Our aim is that the income the fund receives from the few foreign securities in the portfolio will not exceed our expenses so that all the dividend income is qualified.

* FUND REMAINS UNLEVERAGED

During the fund's previous fiscal year, Putnam management decided to eliminate the fund's leverage. A frequently employed tool throughout your fund's investment history, leverage refers to the process of issuing money market securities at prevailing short-term rates and investing the proceeds in longer-term, higher-yielding securities. We have used leverage on several occasions in the past when a particularly wide spread existed between short- and long-term interest rates. Generally the result has been a higher level of income and a correspondingly greater total return.

However, in an environment in which short-term interest rates are moving higher, leverage can work against the fund, as the level of income paid to preferred shareholders increases. Given the current interest-rate environment, we maintained the fund's de-leveraged status throughout the period and currently have no plans to change it over the near term.

* POSITIVE OUTLOOK FOR PREFERRED SECURITIES

Conditions in the preferred markets have improved over the past several months. There has been a slowdown in the pace of new issues, while demand for existing preferreds increased.

Recently we have seen improvement in the bond market, and we believe the prospects are brighter for many of the fund's holdings. Moving ahead, we will continue to look for opportunities to increase the fund's call protection. Although there can be no assurance, we believe the current environment, combined with the attractive holdings in your fund's portfolio, will continue to benefit the fund in the months ahead.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 6/30/99, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Dividend Income Fund is designed for investors seeking a high level of current income eligible for the dividends-received deduction, consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 6/30/99

                                              Merrill Lynch
                                                Perpetual
                                  Market        Preferred     Consumer
                       NAV        price           Index      price index
--------------------------------------------------------------------------
1 year                0.34%       -2.70%           5.18%        1.96%
--------------------------------------------------------------------------
5 years              53.06        47.59           52.27        12.30
Annual average        8.89         8.10            8.78         2.35
--------------------------------------------------------------------------
Life of fund        150.24        96.72          140.71        32.96
(since 9/28/89)
Annual average        9.86         7.19            9.43         2.97
--------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 6/30/99

----------------------------------------------------------------------------
Distributions (common shares)
----------------------------------------------------------------------------
Number                                                12
----------------------------------------------------------------------------
Income                                             $0.681
----------------------------------------------------------------------------
Capital gains                                         --
----------------------------------------------------------------------------
  Total                                            $0.681
----------------------------------------------------------------------------
Share value (common shares)              NAV                   Market price
----------------------------------------------------------------------------
6/30/98                                $11.88                    $10.625
----------------------------------------------------------------------------
6/30/99                                 11.23                      9.688
----------------------------------------------------------------------------
Current return (end of period)
----------------------------------------------------------------------------
Current dividend rate1                   5.98%                     6.94%
----------------------------------------------------------------------------
Taxable equivalent2                      6.68                      7.75
----------------------------------------------------------------------------

1 Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

2 Assumes a corporation taxed at the 35% federal tax rate and that 100% of the fund's distributions qualify for the 70% corporate dividends-received deduction for corporations. Investment income may also be subject to the federal alternative minimum tax.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


Comparative benchmarks

Merrill Lynch Perpetual Preferred Index is an unmanaged list of perpetual preferred stocks that is commonly used as a general measure of performance for the preferred-stock market. The index assumes reinvestment of all distributions and does not take into account brokerage commissions or other costs. The securities that make up the fund's portfolio do not match those in the index. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price is determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-ended funds, a separate table is provided for each share class.


Report of independent accountants
For the fiscal year ended June 30, 1999

To the Trustees and Shareholders of
Putnam Dividend Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Dividend Income Fund (the "fund") at June 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
August 11, 1999




The fund's portfolio
June 30, 1999

PREFERRED STOCKS (95.6%) (a)
NUMBER OF SHARES                                                                                                     VALUE
Automobiles (5.2%)
--------------------------------------------------------------------------------------------------------------------------
             67,600  Ford Motor Co. Ser. B, $2.063 dep. shs. cum. preferred (pfd)                           $    1,909,700
            159,178  General Motors Corp. Ser. G, $2.28 pfd.                                                     4,456,984
                                                                                                            --------------
                                                                                                                 6,366,684

Banks (8.9%)
--------------------------------------------------------------------------------------------------------------------------
             45,600  Bankers Trust New York Corp. Ser. Q, $1.269 cum.  Adjustable
                       Rate Preferred (ARP) (CUS)                                                                1,111,500
              9,800  Bankers Trust New York Corp. Ser. R, $1.269 cum. pfd. (CUS)                                   237,650
             40,000  Chase Manhattan Corp. Ser. L, $4.50 cum.  ARP                                               3,840,000
             62,300  Chase Manhattan Corp. Ser. C, $2.71 cum. pfd.                                               1,791,125
            116,566  Fleet Financial Group, Inc. Ser. E, $2.338 dep. shs. cum. pfd.                              3,059,858
             16,500  Wells Fargo Co. Ser. B, $6.954 cum. ARP                                                       827,063
                                                                                                            --------------
                                                                                                                10,867,196

Broadcasting (0.5%)
--------------------------------------------------------------------------------------------------------------------------
             26,000  Newscorp Overseas Corp. Ser. A, $2.156 cum. pfd.                                              627,250

Chemicals (2.0%)
--------------------------------------------------------------------------------------------------------------------------
             14,250  du Pont (E.I.) de Nemours & Co., Ltd. Ser. B, $4.50 cum. pfd.                               1,104,375
              6,800  du Pont (E.I.) de Nemours & Co., Ltd. Ser. A, $3.50 cum. pfd.                                 500,650
              7,500  Praxair, Inc. Ser. B, $6.75 cum. pfd.                                                         795,000
                                                                                                            --------------
                                                                                                                 2,400,025

Combined Utilities (15.1%)
--------------------------------------------------------------------------------------------------------------------------
             23,900  Baltimore Gas & Electric Co. Ser. 93, $7.125 cum. pfd.                                      2,515,475
             40,000  Baltimore Gas & Electric Co. Ser. 95, $6.99 cum. pfd.                                       4,310,000
             20,000  Florida Power & Light Co. Ser. S, $6.98 cum. pfd.                                           2,142,500
             13,823  Florida Power & Light Co. Ser. U, $6.75 cum. pfd.                                           1,472,150
              3,000  Monongahela Power Co. Ser. L, $7.73 cum. pfd.                                                 334,500
             72,700  Pacific Gas & Electric Co. Ser. U, $1.76 cum. pfd.                                          1,971,988
             20,000  Pacific Gas & Electric Co. $1.643 cum. pfd.                                                   527,500
             13,300  Pacificorp Sinking Fund $7.48 cum. pfd.                                                     1,463,000
              7,500  Pacificorp $7.70 cum. pfd.                                                                    795,000
              6,750  Public Service Electric & Gas Co. $6.92 cum. pfd.                                             733,219
             14,000  San Diego Gas & Electric Co. $1.763 cum. pfd.                                                 358,750
             67,000  San Diego Gas & Electric Co. $1.70 cum. pfd.                                                1,716,875
                                                                                                            --------------
                                                                                                                18,340,957

Computer Software (0.8%)
--------------------------------------------------------------------------------------------------------------------------
             36,011  IBM Corp. Ser. A, $1.875 dep. shs. pfd.                                                       976,798

Consumer Services (0.4%)
--------------------------------------------------------------------------------------------------------------------------
              5,000  Western Resources, Inc. $4.25 cum.pfd.                                                        415,000

Electric Utilities (29.9%)
--------------------------------------------------------------------------------------------------------------------------
            130,800  Alabama Power Co. $1.30 cum. pfd.                                                           3,090,150
             20,000  Appalachian Power Co. $5.92 cum. pfd.                                                       2,007,500
             10,000  Baltimore Gas & Electric Co. Ser. 93, $6.70 pfd.                                            1,042,500
             50,000  Connecticut Light & Power sinking-fund Ser. 92, $3.62 pfd.                                  2,281,250
             18,000  Duke Power Co. Ser. S, $7.85 cum. pfd.                                                      1,935,000
             50,825  Duke Power Co. Ser. W, $7.00 cum. pfd.                                                      5,336,625
              4,715  Entergy Arkansas, Inc. $8.52 cum. pfd.                                                        469,143
              8,916  Entergy Gulf States, Inc. $7.56 cum. pfd.                                                     898,287
              2,900  Entergy Mississippi, Inc. $4.92 cum. pfd.                                                     254,475
              5,000  Indianapolis Power & Light $5.65 cum. pfd.                                                    510,625
              3,000  Kentucky Utilities Co. $6.53 cum. pfd.                                                        319,875
             20,000  Niagara Mohawk Power Corp. $2.375 cum. pfd.                                                   505,000
             15,200  Niagara Mohawk Power Corp. Ser. A, $1.625 cum. ARP                                            378,100
             20,000  Northern Indiana Public Services Ser. A, $3.00 cum. ARP                                       962,560
             29,150  Peco Energy $7.48 cum. pfd.                                                                 3,264,800
             15,000  Portland General Electric Sinking Fund $7.75 cum. pfd.                                      1,738,125
             10,000  South Carolina Electric & Gas Co. $6.52 cum. pfd.                                           1,076,250
              2,400  Southern California Edison Co. $6.45 cum. pfd.                                                237,000
             25,000  Southern California Edison Co. $6.05 cum. pfd.                                              2,493,747
             32,875  Southern California Edison Co. $1.20 cum. pfd.                                                721,195
             10,000  Texas Utilities Electric Co. $7.98 cum. pfd.                                                1,118,750
             10,000  Texas Utilities Electric Co. $6.375 cum. pfd.                                                 990,000
             75,580  Texas Utilities Electric Co. Ser. A, $1.875 dep. shs. cum. pfd.                             1,917,843
             25,000  Texas Utilities Electric Co. Ser. B, $1.805 dep. shs. cum. pfd.                               612,500
             20,000  Virginia Electric & Power Co. $6.98 cum. pfd.                                               2,165,000
                                                                                                            --------------
                                                                                                                36,326,300

Financial Services (21.5%)
--------------------------------------------------------------------------------------------------------------------------
             20,900  Bear Stearns Companies Inc. Ser. E, $3.075 cum. pfd.                                        1,013,650
             17,000  Bear Stearns Companies Inc. Ser. F, $2.86 cum. pfd.                                           762,875
             14,000  Bear Stearns Companies Inc. Ser. A, $2.75 cum. ARP                                            677,250
             31,200  Bear Stearns Companies Inc. Ser. G, $2.745 cum. pfd.                                        1,353,300
             54,000  Citigroup, Inc. Ser. R, $3.182 pfd.                                                         2,747,250
              5,345  Citigroup, Inc. Ser. M, $2.93 cum. pfd.                                                       258,564
             35,000  Citigroup, Inc. Ser. K, $2.10 cum. pfd.                                                       927,500
             63,850  Household International, Inc. Ser. 92-A, $2.063
                       dep. shs. cum. pfd.                                                                       1,739,913
             52,000  J.P. Morgan & Co. Inc. Ser. H, $3.313 dep. shs. cum. pfd.                                   2,697,500
              5,000  Lehman Brothers Holding, Inc. Ser. C, $2.97 pfd.                                              221,250
             43,000  Lehman Brothers Holding, Inc. Ser. D, $2.835 pfd.                                           1,800,625
             36,400  MBNA Corp. Ser. A, $1.875 cum. pfd.                                                           900,900
             11,000  MBNA Corp. Ser. B, $1.745 ARP                                                                 272,250
            188,639  Merrill Lynch & Co., Inc. Ser. A, $2.25 dep. shs. cum. pfd.                                 5,706,330
             30,000  Morgan (J.P.) & Co., Inc. Ser. A, $5.00 cum. ARP                                            2,722,500
             45,000  Morgan Stanley $3.875 dep. shs. cum. pfd.                                                   2,373,750
                                                                                                            --------------
                                                                                                                26,175,407

Gas Utilities (1.3%)
--------------------------------------------------------------------------------------------------------------------------
             59,000  Boston Gas Ser. A, $1.61 pfd.                                                               1,593,000

Metals and Mining (0.5%)
--------------------------------------------------------------------------------------------------------------------------
              8,450  Alcoa Inc. $3.75 cum. pfd.                                                                    636,919

Oil and Gas (9.5%)
--------------------------------------------------------------------------------------------------------------------------
             20,000  Anadarko Petroleum Corp. $5.46 dep. shs. pfd.                                               1,810,000
             10,000  Apache Corp. Ser. B, $5.68 cum. pfd.                                                          925,000
            107,500  El Paso Tennessee Pipeline Co. Ser. A, $4.125 cum. pfd.                                     5,643,750
            111,000  LASMO PLC ADS Ser. A, $2.50 cum. pfd. (United Kingdom)                                      2,650,125
             16,500  Washington Natural Gas Ser. II, $1.862 cum. pfd.                                              433,125
                                                                                                            --------------
                                                                                                                11,462,000
                                                                                                            --------------
                     Total Preferred Stocks (cost $116,954,626)                                             $  116,187,536

CONVERTIBLE PREFERRED STOCKS (2.6%) (a) (cost $2,677,115)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
            109,270  Lehman Brothers Holding, Inc. $5.00 cv. pfd.                                           $    3,155,171

SHORT-TERM INVESTMENTS (1.1%) (a) (cost $ 1,280,000)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
         $1,280,000  Interest in $402,952,000 joint repurchase agreement dated June 30, 1999 with Merrill Lynch, Pierce,
                       Fenner & Smith, Inc. due July 1, 1999 with respect
                       to various U.S. Treasury obligations -- maturity
                       value of $1,280,167 for an effective yield of 4.70%                                  $    1,280,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $120,911,741) (b)                                              $  120,622,707
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $121,520,559.

  (b) The aggregate identified cost on a tax basis is $120,919,284, resulting in gross unrealized appreciation and depreciation of $2,990,193 and $3,286,770, respectively, or net unrealized depreciation of $296,577.

(CUS) This entity provides subcustodian services to the fund.

      ADS after the name of a foreign holding stands for American Depositary Shares, representing ownership of foreign securities on deposit with a domestic custodian bank.

      The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
June 30, 1999
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $120,911,741) (Note 1)                                            $120,622,707
-----------------------------------------------------------------------------------------------
Cash                                                                                        422
-----------------------------------------------------------------------------------------------
Dividends and interest receivable                                                       751,552
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                        1,018,200
-----------------------------------------------------------------------------------------------
Total assets                                                                        122,392,881

Liabilities
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                   606,805
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            229,575
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               17,429
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            13,126
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              1,695
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                    3,692
-----------------------------------------------------------------------------------------------
Total liabilities                                                                       872,322
-----------------------------------------------------------------------------------------------
Net assets                                                                         $121,520,559

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital -- common shares (Unlimited shares authorized;
10,824,907 shares outstanding) (Note 1)                                            $122,206,532
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                              (470,255)
-----------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                                    73,316
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                             (289,034)
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $121,520,559

Computation of net asset value
-----------------------------------------------------------------------------------------------
Net asset value per share ($121,520,559 divided by 10,824,907 shares)                    $11.23
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended June 30, 1999
Investment income:
-----------------------------------------------------------------------------------------------
Dividends (net of foreign tax $20,813)                                               $8,320,960
-----------------------------------------------------------------------------------------------
Interest                                                                                 66,344
-----------------------------------------------------------------------------------------------
Total investment income                                                               8,387,304

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                        938,608
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          156,529
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        12,937
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          6,613
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                   5,680
-----------------------------------------------------------------------------------------------
Registration fees                                                                            75
-----------------------------------------------------------------------------------------------
Auditing                                                                                 26,154
-----------------------------------------------------------------------------------------------
Postage                                                                                   3,693
-----------------------------------------------------------------------------------------------
Exchange listing fees                                                                    24,248
-----------------------------------------------------------------------------------------------
Other                                                                                    15,339
-----------------------------------------------------------------------------------------------
Total expenses                                                                        1,189,876
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                               (7,650)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          1,182,226
-----------------------------------------------------------------------------------------------
Net investment income                                                                 7,205,078
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                        733,749
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                           (7,688,280)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                              (6,954,531)
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 $  250,547
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended June 30
                                                                                -------------------------------
                                                                                           1999            1998
---------------------------------------------------------------------------------------------------------------
Decrease in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                              $  7,205,078    $  7,437,064
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                        733,749       4,105,390
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                                                       (7,688,280)      3,320,443
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting
from operations                                                                         250,547      14,862,897

Distributions to preferred shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income                                                                 --        (336,444)
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders (excluding
cumulative undeclared dividends on remarketed
preferred shares of $-- and $-- respectively                                            250,547      14,526,453
---------------------------------------------------------------------------------------------------------------

Distributions to common shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income                                                         (7,373,033)     (7,683,270)
---------------------------------------------------------------------------------------------------------------
Issuance of common shares with
reinvestment of distributions                                                            42,436              --
---------------------------------------------------------------------------------------------------------------
Redemption of auction preferred shares (Note 4)                                              --     (60,000,000)
---------------------------------------------------------------------------------------------------------------
Total decrease in net assets                                                         (7,080,050)    (53,156,817)

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                   128,600,609     181,757,426
---------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of
net investment income of $470,255 and
$302,300, respectively)                                                            $121,520,559    $128,600,609
---------------------------------------------------------------------------------------------------------------

Number of fund shares
---------------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning of year                                       10,821,255      10,821,255
---------------------------------------------------------------------------------------------------------------
Shares issued in connection with
reinvestment of distributions                                                             3,652              --
---------------------------------------------------------------------------------------------------------------
Common shares outstanding at end of year                                             10,824,907      10,821,255
---------------------------------------------------------------------------------------------------------------
Auction preferred shares outstanding at
beginning of year                                                                            --             600
---------------------------------------------------------------------------------------------------------------
Auction preferred shares outstanding
at end of year                                                                               --              --
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                          Year ended June 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
of year (common shares)                            $11.88           $11.23           $10.54           $10.57           $10.84
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .67              .69             1.05              .80              .78
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.64)             .68              .65              .03              .01
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .03             1.37             1.70              .83              .79
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net investment income
------------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders                              --             (.01)            (.23)            (.07)            (.01)
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                               (.68)            (.71)            (.78)            (.72)            (.78)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gains
------------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders                              --               --               --               --             (.06)
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                                 --               --               --               --             (.24)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.68)            (.72)           (1.01)            (.79)           (1.09)
------------------------------------------------------------------------------------------------------------------------------------
Auction preferred
share offering cost                                    --               --               --             (.07)              --
------------------------------------------------------------------------------------------------------------------------------------
Change in cumulative
undeclared dividends
on auction preferred shares                            --               --               --               --              .03
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year
(common shares)                                    $11.23           $11.88           $11.23           $10.54           $10.57
------------------------------------------------------------------------------------------------------------------------------------
Market value, end of year
(common shares)                                    $9.688          $10.625          $10.500           $8.875           $9.250
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
market value
(common shares) (%)(a)                              (2.70)            8.22            27.88             3.51             5.82
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year
(total fund) (in thousands)                      $121,521         $128,601         $181,757         $174,064         $114,357
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)                          .95             1.02             1.51             1.23             1.07
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)                         5.76             5.77             7.57             6.88             7.39
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              28.40            30.63            19.27            35.13            27.39
------------------------------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(c) The ratio of expenses to average net assets for the year ended June 30, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).




Notes to financial statements
June 30, 1999

Note 1
Significant accounting policies

Putnam Dividend Income Fund ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's objective is to seek high current income eligible for the dividends received deduction allowed to corporations under Section 243 of the Internal Revenue Code, consistent with preservation of capital by investing in a portfolio of preferred and common equity securities. The fund will invest at least 65% of its total assets in dividend-paying securities. Preferred stocks will be rated "investment grade" at the time of investment or, if not rated, will be of comparable quality as determined by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. The fund may also use leverage by issuing preferred shares in an effort to increase the income to the common shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Certain preferred stocks for which reliable market quotations are not readily available are stated at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

E) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

G) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. At certain times, the fund may pay distributions at a level rate even though, as a result of market conditions or investment decisions, the fund may not achieve projected investment results for a given period. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions and dividends payable. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended June 30, 1999, the fund required no such reclassifications.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.75% of the first $500 million of average net assets, 0.65% of the next $500 million, 0.60% of the next $500 million, and 0.55% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended June 30, 1999, fund expenses were reduced by $7,650 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $550 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the year ended June 30, 1999, purchases and sales of investment securities other than short-term investments aggregated $35,347,977 and $36,145,591, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Auction preferred shares

On July 21, 1997, 600 preferred shares were redeemed by the fund at a redemption price of $60,000,000 plus $336,444 of cumulative and unpaid dividends.

The shares were redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per share, plus an amount equal to any dividend accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared).



Federal tax information
(Unaudited)

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $80,830 as capital gain, for its taxable year ended June 30, 1999.

The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.



Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Thomas V. Reilly
Vice President

Anthony I. Kreisel
Vice President

Jeanne L. Mockard
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminv.com.) any time for up-to-date information about the fund's NAV.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminv.com

53939-056 8/99